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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22043

Invesco Dynamic Credit Opportunities Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code:        (404) 439-3217

Date of fiscal year end:	2/28

Date of reporting period:	2/29/16

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 29, 2016
Invesco Dynamic Credit Opportunities Fund
NYSE: VTA

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

US economic data were generally positive over the reporting period, with the economy expanding modestly and employment numbers improving steadily. Throughout the reporting period, US con- sumers benefited from declining energy prices and greater credit availability, but a strengthening dollar crimped the profits of many large multi-national companies doing business overseas. Ending years of uncertainty, the US Federal Reserve in December 2015 finally raised short-term interest rates for the first time since 2006, signaling its confidence that the economy was likely to continue expanding and improving. Overseas, the economic story was less positive.

The European Central Bank and central banks in China and Japan – as well as other countries – either instituted or maintained extraordinarily accommodative monetary policies in response to economic weakness. Stocks began 2016 on a weak note due to increased concerns about global economic weakness.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for average results. The investment professionals at Invesco, in contrast, invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means we trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with each fund’s investment strategies. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education, or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Fund’s performance and portfolio holdings.

In addition to the resources accessible on our website, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Dynamic Credit Opportunities Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

■ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair
Invesco Funds Board of Trustees

3	Invesco Dynamic Credit Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 29, 2016, Invesco Dynamic Credit Opportunities Fund (the Fund), at net asset value (NAV), underperformed the Fund’s benchmark, the Credit Suisse Leveraged Loan Index. The Fund’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Fund shares. As a result, the two returns can differ, as they did during the reporting period.

Performance
Total returns, 2/28/15 to 2/29/16

Fund at NAV	-6.03%
Fund at Market Value	-10.44
Credit Suisse Leveraged Loan Index▼	-3.27

Market Price Discount to NAV as of 2/29/16	-13.38
Source(s): ▼Bloomberg LP

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Fund seeks to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographic regions. We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality and international pressures.
■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans. We attempt to construct the portfolio using a conservative bias to help manage

Portfolio Composition†
By credit quality, based on total investments

BBB+	0.3%
BBB	2.2
BBB-	1.9
BB+	4.4
BB	12.5
BB-	9.6
B+	9.1
B	19.5
B-	10.1
CCC+	9.9
CCC	2.3
CCC-	0.3
D	0.5
Non-Rated	13.7
Equity	3.7

Top Five Debt Holdings
Based on total investments

1.	Avago Technologies Cayman Ltd., Term Loan B	1.8%
2.	Texas Competitive Electric Holdings Co. LLC, DIP Revolver Loan	1.4
3.	Nelson Bidco Ltd., Second Lien Term Loan	1.3
4.	Adria Group Holding B.V., PIK Term Loan	1.2
5.	Asurion LLC, Second Lien Term Loan	1.2

Total Net Assets
Applicable to Common Shares	$853.1 million
Total Number of Holdings	544

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4	Invesco Dynamic Credit Opportunities Fund

credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

Utilizing our proprietary risk rating system, our analysts assign, continually monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

While lower-rated fixed income instruments underperformed our expectations for the fiscal year ended February 29, 2016. Loans’ senior position in the capital structure, secured status, short duration and limited energy sector exposure positioned the asset class defensively against some of the key risks influencing performance during the reporting period – mainly, the potential for elevated defaults as well as the potential for rising interest rates.

Loans’ defensive positioning, particularly as it relates to rising interest rates, benefited the asset class when compared to fixed interest rate alternatives. The first interest rate increase has now occurred, and the path to normalization is likely to be at a slow and methodical pace. The US Federal Reserve (the Fed) specifically highlighted three parameters that contributed to its interest rate policy: (1) healthy growth in gross domestic policy (GDP), (2) low unemployment and (3) healthy inflation.

During the reporting period, several dynamics affected the market. First, pockets of weakness weighed on the market – especially in commodity-related sectors. Second, we saw bifurcation of performance across the risk spectrum, as higher-quality rated loans outperformed lower-quality rated loans. Third, new issues priced wider than historical averages, resulting in a recalibration of secondary prices/spreads. And fourth, a weaker technical backdrop pushed spreads wider.

Loans have been accretive – pricing at spreads far in excess of historical averages. As of February 29, 2016, with the average price in the loan market at $89.44, we believed loans represented an attractive long-term opportunity, as they pay a high level of current income and also can serve as an effective diversifier.1 Keep in mind that diversification does not eliminate the risk of loss.

Credit risk was a big focus during the reporting period as investors remained vigilant and the appetite for riskier deals was met with resistance. The fundamental environment remained generally healthy for loans as a slow but positive GDP growth rate supported a benign default rate. Issuers in general have used the last few years to strengthen balance sheets – improving profit margins, generating strong free cash flow, refinancing debt at cheaper rates and deleveraging. However, pockets of weakness emerged – particularly in commodity-related sectors, as companies attempt to rationalize cost structures in order to adapt to the new price climate. Weakness also was seen in the retail sector, as consumer behavior shifted toward spending on autos, housing and experiences rather than on retail clothing. Over the reporting period, the default rate declined sharply, falling from 3.92% on February 28, 2015, to 1.41% as of February 29, 2016.1 Loan defaults remained comfortably below their historical average of 3.15%.1

Energy and commodities weighed heavily on capital markets, which greatly influenced overall market returns and defaults. As of February 29, 2016, exposure to commodities was relatively low for the loan asset class at only 2.47% for energy and 1.36% for metals and mining.2

For most of the fiscal year, technicals were stable – benefiting from supportive collateralized loan obligation (CLO) issuance and institutional allocations offsetting outflows from retail mutual funds. CLO issuance as well as demand from institutional accounts remained the cornerstone of the loan investor base. Technicals weakened in the final months of 2015 as CLO demand slowed and the typical buyers of lower-quality deals (i.e. hedge funds, distressed funds) were hesitant to deploy incremental risk in light of broader capital market volatility and losses taken in the energy sector early in 2015. CLO issuance of $98 billion in 2015 was well below the previous year’s record pace of $124 billion.1 Outflows from retail mutual funds have been elevated since early 2014. Outflows from retail mutual funds persisted through February 29, 2016. The asset class’ exposure to retail mutual funds has decreased significantly with $58 billion in outflows since early 2014, representing a 90% unwind of the $63 billion of inflows experienced in 2013.3 We find this trend surprising given the potential diversification benefits of the loan asset class and the fact that institutional investors have taken the opposite tact, moving heavily into loans during this same period. We don’t think this trend of outflows is likely to reverse until there is more clarity around the pace of the continued US interest rate increases later in 2016.

As of the close of the reporting period, leverage accounted for 30% of the Fund’s NAV plus borrowings and variable rate term preferred shares. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. However, as mentioned earlier, the use of leverage can increase the Fund’s volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

The Fund’s electronics, business services, and food and beverage holdings were the largest contributors to Fund performance on a sector basis during the reporting period. The Fund’s European holdings also contributed to Fund performance. On an individual-name basis, Nobina, Adria Group (Agrokor) and NTELOS were the most significant contributors to Fund performance for the fiscal year.

During the reporting period, the Fund’s use of leverage detracted from performance. The Fund’s oil and gas, structured financial obligations and utilities holdings were the largest detractors from performance for the fiscal year on an absolute basis. On an individual-name basis, Texas Competitive Electric Holdings, New Millennium Holdco and iHeartCommunications were the largest detractors from Fund performance for the fiscal year.

Senior secured loans are an asset class that behaves differently from many traditional fixed income investments. The interest income generated by a portfolio of senior secured loans is usually determined by a fixed credit spread over the London Interbank Offered Rate (Libor). Because senior secured loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed income prices to decline when interest rates rise. For senior secured loans, however, interest rates and income are variable and the prices of loans are therefore less sensitive to interest rate

5	Invesco Dynamic Credit Opportunities Fund

changes than traditional fixed income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s common shares.

As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

1  Source: Standard & Poor’s

2  Source: Credit Suisse

3  Source: J.P. Morgan

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates in an investment management capacity since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Nuno Caetano Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 2010 and began managing the Fund in 2013. Mr. Caetano was employed by Citigroup in an investment management capacity from 2006 to 2010. He earned a BS in business administration and an MS in corporate finance from Universidade Catolica Portuguesa.

Philip Yarrow Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

6	Invesco Dynamic Credit Opportunities Fund

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 29, 2016, and is based on total net assets applicable to common shares.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

7	Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

8	Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 29, 2016

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Variable Rate Senior Loan Interests–103.03%(a)(b)
Aerospace & Defense–1.81%
CAMP International Holding Co.,
First Lien Term Loan	4.75%	05/31/2019	$1,433	$1,346,954
Second Lien Term Loan	8.25%	11/30/2019	165	150,164
Consolidated Aerospace Manufacturing, LLC, First Lien Term Loan	4.75%	08/11/2022	1,469	1,373,165
IAP Worldwide Services,
Revolver Loan (Acquired 07/22/14-08/18/14; Cost $1,566,103)(c)	0.00%	07/18/2018	1,444	1,415,515
Second Lien Term Loan	8.00%	07/18/2019	1,682	1,689,975
PRV Aerospace, LLC, Term Loan	6.50%	05/09/2018	2,327	2,210,792
Transdigm Inc., Term Loan E	3.50%	05/16/2022	7,614	7,295,253
				15,481,818

Air Transport–0.53%
Delta Air Lines, Inc., Revolver Loan(c)	0.00%	10/18/2017	1,032	1,014,209
Gol LuxCo S.A. (Luxembourg), First Lien Term Loan	6.50%	08/31/2020	3,488	3,487,845
				4,502,054

Automotive–4.31%
Affinia Group Inc., Term Loan B-2	4.75%	04/27/2020	1,151	1,150,274
Autoparts Holdings Ltd., First Lien Term Loan	7.05%	07/29/2017	808	660,003
BBB Industries, LLC, Second Lien Term Loan	9.75%	11/03/2022	610	565,394
FCA US LLC, Term Loan B	3.50%	05/24/2017	1,198	1,194,423
Federal-Mogul Corp.,
Term Loan B(d)	—	04/15/2018	585	512,973
Term Loan C	4.75%	04/15/2021	15,294	12,451,710
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/2019	50	50,253
Nelson Bidco Ltd. (United Kingdom), Second Lien Term Loan	8.25%	12/17/2022	GBP 11,350	15,876,490
Schaeffler AG (Germany), Term Loan B	4.25%	05/15/2020	80	80,578
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/2018	3,450	2,725,336
Second Lien Term Loan	10.00%	10/09/2019	1,010	797,854
Wand Intermediate I L.P., Second Lien Term Loan	8.25%	09/17/2022	818	728,374
				36,793,662

Beverage & Tobacco–0.08%
Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021	827	686,095

Building & Development–0.95%
Beacon Roofing Supply, Inc., Term Loan B	4.00%	10/01/2022	1,133	1,126,492
Braas Monier Building Group S.A. (Germany), Term Loan B	3.75%	10/15/2020	EUR 476	513,179
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020	2,701	2,654,163
Dl Purchaser, Inc., Term Loan	6.00%	12/15/2021	430	348,041
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan(c)	0.00%	02/28/2017	57	41,143
PIK Exit Revolver Loan(e)	5.00%	02/28/2017	699	501,714
Mannington Mills, Inc., Term Loan	4.75%	10/01/2021	996	952,249
Mueller Water Products, Inc., Term Loan B	4.00%	11/25/2021	62	61,891
Norrmalm 3 AB (Sweden), Term Loan B-1	4.00%	05/31/2021	EUR 333	357,696
Nortek, Inc., Term Loan 1	3.50%	10/30/2020	155	148,928
Re/Max International, Inc., Term Loan	4.25%	07/31/2020	1,304	1,288,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Building & Development–(continued)
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/14-12/31/15; Cost $102,556)(e)	13.00%	03/23/2016	$103	$97,021
PIK Term Loan B (Acquired 03/07/14-12/31/15; Cost $127,787)(e)	6.50%	02/28/2019	283	0
				8,090,546

Business Equipment & Services–9.25%
Asurion LLC,
Second Lien Term Loan	8.50%	03/03/2021	18,227	14,955,509
Term Loan B-1	5.00%	05/24/2019	114	107,957
Term Loan B-2	4.25%	07/08/2020	14,229	13,097,082
Term Loan B-4	5.00%	08/04/2022	205	189,018
AVSC Holding Corp., First Lien Term Loan	4.50%	01/25/2021	1	847
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/2020	796	772,736
Second Lien Term Loan	7.50%	12/17/2021	708	643,182
Caraustar Industries, Inc., Term Loan	8.00%	05/01/2019	645	625,778
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022	2,492	1,421,396
Term Loan B	4.50%	04/09/2021	4,045	3,104,703
Connolly, LLC, Second Lien Term Loan	8.00%	05/14/2022	1,914	1,890,294
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019	1,949	1,402,976
Second Lien Term Loan	8.75%	12/21/2020	677	355,681
Dream Secured Bondco AB (Sweden), Term Loan B-1	5.25%	10/21/2022	EUR 1,908	2,062,677
Equinix, Inc., Term Loan B	4.00%	12/08/2022	636	637,492
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/2018	2,084	2,056,494
First Data Corp.,
Term Loan	3.93%	03/23/2018	11,714	11,583,533
Term Loan	4.18%	07/10/2022	972	947,752
Genesys Telecom Holdings, U.S., Inc., Term Loan	4.50%	11/13/2020	462	451,112
Hillman Group Inc. (The), Term Loan B	4.50%	06/30/2021	1,510	1,444,049
Inmar, Inc., Second Lien Term Loan	8.00%	01/27/2022	186	141,969
Karman Buyer Corp., Second Lien Term Loan	7.50%	07/25/2022	2,507	2,099,640
Kronos Inc., Second Lien Term Loan	9.75%	04/30/2020	1,236	1,202,562
LS Deco LLC, Term Loan B	5.50%	05/21/2022	852	851,563
Prime Security Services Borrower, LLC, Second Lien Term Loan	9.75%	07/01/2022	783	722,688
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/2017	91	87,907
Stiphout Finance LLC,
First Lien Term Loan	4.75%	10/26/2022	316	310,756
Second Lien Term Loan	9.00%	10/26/2023	EUR 3,580	3,913,977
Second Lien Term Loan	9.00%	10/26/2023	611	596,091
TaxAct, Inc., Term Loan	7.00%	12/31/2022	1,748	1,703,126
TNS Inc.,
First Lien Term Loan	5.00%	02/14/2020	382	376,074
Second Lien Term Loan	9.00%	08/14/2020	182	177,606
Trans Union LLC, Term Loan B-2	3.50%	04/09/2021	4,069	3,975,199
Wash MultiFamily Laundry Systems, LLC,
First Lien Term Loan	4.25%	05/13/2022	110	106,011
First Lien Term Loan	4.25%	05/13/2022	626	605,328
Second Lien Term Loan	8.00%	05/12/2023	133	125,488
Second Lien Term Loan	8.00%	05/14/2023	23	21,979
WowMidco S.A.S. (France), Term Loan B(d)	—	01/01/2023	EUR 3,874	4,137,726
				78,905,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Cable & Satellite Television–3.67%
Altice Financing S.A. (Luxembourg), Term Loan	5.25%	02/04/2022	$1,632	$1,585,284
Charter Communications Operating, LLC, Term Loan I	3.50%	01/24/2023	9,318	9,285,300
CSC Holdings, LLC, Term Loan	5.00%	10/09/2022	6,945	6,895,655
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/2020	2,945	2,864,161
Mediacom Illinois LLC, Term Loan E	3.40%	10/23/2017	164	162,789
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.50%	06/30/2023	5,094	4,941,877
YPSO Holding S.A. (France),
Term Loan B-5	4.56%	07/29/2022	1,326	1,271,985
Term Loan B-6	4.75%	02/10/2023	4,456	4,294,408
				31,301,459

Chemicals & Plastics–3.19%
Chemours Co. (The), Term Loan B	3.75%	05/12/2022	467	423,225
Chemstralia Pty Ltd., Term Loan B	7.25%	02/28/2022	2,075	2,023,203
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/2019	1,141	1,081,316
Second Lien Term Loan (Acquired 11/20/13; Cost $518,638)	8.25%	06/02/2020	520	398,082
Colouroz Investment LLC (Germany),
Second Lien Term Loan	8.25%	09/05/2022	EUR 4,005	3,986,350
Second Lien Term Loan B-2	8.25%	09/05/2022	11,565	10,581,975
Eco Services Operations LLC, Term Loan	4.75%	12/01/2021	1,292	1,267,350
Ineos Holdings Ltd., Term Loan	3.75%	05/04/2018	290	283,135
MacDermid, Inc., First Lien Term Loan	5.50%	06/07/2020	827	754,213
Otter Products, LLC, Term Loan B	5.75%	06/03/2020	3,918	3,565,053
Oxea Finance LLC, First Lien Term Loan B-2	4.25%	01/15/2020	876	847,466
Prolampac Intermediate Inc.,
First Lien Term Loan	5.75%	08/18/2022	43	41,689
Second Lien Term Loan	9.25%	08/18/2023	769	672,446
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023	392	378,653
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020	939	917,979
				27,222,135

Clothing & Textiles–0.86%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/2021	2,553	2,470,139
Second Lien Term Loan	9.50%	05/27/2022	1,287	1,197,066
Ascena Retail Group, Inc., Term Loan B	5.25%	08/21/2022	3,962	3,699,674
				7,366,879

Conglomerates–0.42%
Epiq Systems, Inc., Term Loan	4.50%	08/27/2020	1,728	1,710,602
Penn Engineering & Manufacturing Corp., Term Loan B	4.00%	08/29/2021	894	880,609
Spectrum Brands, Inc., Term Loan	3.50%	06/23/2022	967	967,251
				3,558,462

Containers & Glass Products–3.22%
Aenova Holding GmbH (Germany), Second Lien Term Loan	8.50%	10/15/2021	EUR 2,750	2,198,818
Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	09/30/2022	449	404,091
Term Loan	4.50%	10/01/2021	1,641	1,605,110
Duran Group (Germany),
Term Loan B	8.25%	11/28/2019	EUR 5,338	5,778,166
Term Loan C	8.25%	11/28/2019	1,531	1,523,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Containers & Glass Products–(continued)
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/2020	$2,156	$2,107,488
Second Lien Term Loan (Acquired 05/06/2014; Cost $436,242)	10.00%	05/09/2021	441	400,357
Klockner Pentaplast of America, Inc., Revolver Loan(c)	0.00%	01/28/2020	EUR 5,000	5,376,674
LA Holding B.V. (Netherlands),
Term Loan A (Acquired 09/15/14; Cost $122,397)	5.88%	10/31/2016	EUR 95	102,383
Term Loan B-1-A (Acquired 09/15/14-12/16/2015; Cost $3,281,856)	6.50%	06/18/2018	EUR 2,600	2,814,745
Term Loan B-1-B (Acquired 09/15/14-12/16/15; Cost $3,531,598)	6.50%	06/18/2018	EUR 2,798	3,028,941
Term Loan B-1-C (Acquired 09/15/14-12/16/15; Cost $1,150,956)	6.50%	06/18/2018	EUR 912	987,221
Ranpak Corp.,
Second Lien Term Loan	8.25%	10/03/2022	245	203,712
Term Loan B-1	4.25%	10/01/2021	341	324,808
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/2023	683	638,821
				27,495,050

Cosmetics & Toiletries–0.55%
Coty Inc., Term Loan B	3.75%	10/27/2022	1,459	1,456,135
Galleria Co., Delayed Draw Term Loan	3.75%	01/26/2023	3,238	3,224,363
				4,680,498

Drugs–1.02%
BPA Laboratories,
First Lien Term Loan	3.12%	07/03/2017	1,605	1,294,897
Second Lien Term Loan	3.12%	07/03/2017	1,395	1,123,122
Endo Pharmaceuticals Holding Inc., Term Loan B	3.75%	09/25/2022	1,156	1,144,451
Valeant Pharmaceuticals International, Inc. (Canada), Series F-1, Term Loan B	4.00%	04/01/2022	5,459	5,118,523
				8,680,993

Electronics & Electrical–12.01%
4L Technologies Inc., Term Loan (Acquired 04/17/14-10/08/14; Cost $6,177,372)	5.50%	05/08/2020	6,211	5,652,043
Avago Technologies Cayman Ltd. (Luxembourg), Term Loan B	4.25%	02/01/2023	23,202	22,915,153
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/2020	1,038	1,012,106
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/2022	569	568,556
Blackboard Inc., Term Loan B-3	4.75%	10/04/2018	1,526	1,376,823
CommScope, Inc., Term Loan 5	3.83%	12/29/2022	2,703	2,688,755
Compuware Corp.,
Term Loan B-1	6.25%	12/15/2019	706	655,408
Term Loan B-2	6.25%	12/15/2021	1,876	1,689,979
Diamond US Holding LLC, Term Loan B	4.75%	12/17/2021	1,623	1,594,023
EFR Benelux B.V. (Netherlands), Second Lien Term Loan	8.50%	08/28/2019	EUR 6,650	7,254,570
Hyland Software, Inc., Second Lien Term Loan	8.25%	07/03/2023	383	349,795
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021	1,748	1,643,066
Lully Finance LLC,
Second Lien Term Loan B-1	9.50%	10/16/2023	766	708,753
Second Lien Term Loan B-2(d)	—	10/16/2023	EUR 5,500	5,960,741
Lyngen Midco AS (Norway), Term Loan A (Acquired 06/03/15; Cost $4,195,245)	5.69%	03/17/2021	NOK 34,366	3,830,547
MA Finance Co., LLC, Term Loan C	4.50%	11/20/2019	3,764	3,613,160
Mediaocean LLC, Term Loan	5.75%	08/15/2022	1,287	1,273,786
Microsemi Corp., Term Loan B	5.25%	01/15/2023	6,083	6,084,695
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022	2,165	2,137,644
MSC Software Corp.,
First Lien Term Loan	5.00%	05/29/2020	79	71,648
Second Lien Term Loan	8.50%	06/01/2021	450	387,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Electronics & Electrical–(continued)
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/2020	$1,465	$1,398,990
Neustar, Inc., Term Loan	4.43%	01/22/2018	3,676	3,519,929
Oberthur Technologies of America Corp., Term Loan B-1	4.75%	10/18/2019	EUR 1,455	1,568,686
Peak 10, Inc., Second Lien Term Loan	8.25%	06/17/2022	416	378,941
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/2018	8,280	7,513,985
Second Lien Term Loan	11.25%	12/21/2019	707	561,226
SolarWinds Holdings, Inc.,
Term Loan(d)	—	02/03/2023	EUR 5,000	5,253,121
Term Loan	6.50%	02/03/2023	5,345	5,143,212
SS&C Technologies Inc.,
Term Loan B-1	4.01%	07/08/2022	2,739	2,720,528
Term Loan B-2	4.02%	07/08/2022	395	392,246
Sybil Software LLC, Term Loan B	4.25%	03/20/2020	251	248,928
TTM Technologies, Inc., Term Loan B	6.00%	05/31/2021	2,392	2,272,573
				102,440,959

Equipment Leasing–0.30%
IBC Capital US LLC, First Lien Term Loan	4.75%	09/09/2021	2,890	2,579,113

Financial Intermediaries–1.70%
iPayment Inc., Term Loan	6.75%	05/08/2017	1,612	1,543,225
LPL Holdings, Inc., Term Loan B	4.75%	11/20/2022	2,815	2,688,538
MoneyGram International, Inc., Term Loan	4.25%	03/27/2020	4,270	3,949,336
RJO Holdings Corp., Term Loan	7.19%	12/10/2016	3,328	2,912,341
RPI Finance Trust, Term Loan B-4	3.50%	11/09/2020	1,976	1,971,048
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	5.00%	12/17/2020	GBP 1,031	1,431,301
				14,495,789

Food & Drug Retailers–3.35%
Adria Group Holding B.V. (Netherlands), Term Loan	10.50%	06/04/2018	EUR 14,750	15,283,619
Albertsons LLC, Term Loan B-4	5.50%	08/25/2021	13,613	13,320,426
				28,604,045

Food Products–5.20%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/2017	6,676	6,680,766
Second Lien Term Loan	9.50%	10/10/2017	1,775	1,757,859
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/2018	2,823	2,808,492
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/2022	4,699	4,619,473
CSM Bakery Supplies LLC,
First Lien Term Loan	5.00%	07/03/2020	973	922,678
Second Lien Term Loan	8.75%	07/03/2021	1,411	1,284,315
Dole Food Co., Inc., Term Loan B	4.50%	11/01/2018	1,339	1,307,198
Frontier Midco Ltd. (United Kingdom), Term Loan B	5.73%	11/27/2020	GBP 1,250	1,496,239
Hearthside Group Holdings, LLC,
Revolver Loan(c)	0.00%	06/02/2019	1,330	1,221,963
Revolver Loan	3.59%	06/02/2019	148	135,774
Hostess Brands, LLC, Second Lien Term Loan	8.50%	08/03/2023	737	707,155
JBS USA, LLC, Term Loan B	4.00%	10/30/2022	6,246	6,085,925
Keurig Green Mountain, Inc., Term Loan B(d)	—	03/03/2023	13,040	12,822,599
Post Holdings, Inc., Revolver Loan(c)	0.00%	01/29/2019	2,283	2,278,968
Shearer’s Foods, LLC, Second Lien Term Loan	7.75%	06/30/2022	241	223,360
				44,352,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Food Service–1.26%
Portillo’s Holdings, LLC, Second Lien Term Loan	8.00%	08/01/2022	$471	$449,434
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021	1,128	1,108,011
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/14; Cost $1,562,190)	8.75%	02/28/2019	1,601	1,440,589
Steak ‘n Shake Operations, Inc., Term Loan	4.75%	03/19/2021	1,352	1,331,666
TMK Hawk Parent, Corp.,
First Lien Term Loan	5.25%	10/01/2021	1,393	1,374,376
Second Lien Term Loan	8.50%	10/01/2022	646	636,644
US Foods, Inc., Term Loan	4.50%	03/31/2019	2,619	2,589,614
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/2020	2,805	1,826,997
				10,757,331

Forest Products–0.44%
Builders FirstSource, Inc., Term Loan B	6.00%	07/29/2022	1,360	1,317,768
NewPage Corp.,
DIP Delayed Draw Term Loan (Acquired 01/28/16; Cost $308,540)(c)(f)	0.00%	07/26/2017	309	308,540
DIP Term Loan (Acquired 01/26/16; Cost $734,703)(f)	11.00%	07/26/2017	771	732,781
Term Loan B(f)(g)	0.00%	02/11/2021	2,540	663,608
Xerium Technologies, Inc., Term Loan	6.25%	05/17/2019	736	721,345
				3,744,042

Health Care–4.74%
Acadia Healthcare Co., Inc.,
Term Loan B	4.25%	02/11/2022	702	702,280
Term Loan B-2	4.50%	02/16/2023	2,287	2,288,455
CareCore National, LLC, Term Loan B	5.50%	03/05/2021	1,434	1,218,733
Community Health Systems, Inc.,
Term Loan F	3.74%	12/31/2018	2,632	2,564,421
Term Loan G	3.75%	12/31/2019	568	543,089
Creganna Finance LLC
First Lien Term Loan	4.75%	12/01/2021	681	680,810
Second Lien Term Loan	9.00%	06/01/2022	578	580,903
DJO Finance LLC, Term Loan	4.25%	06/07/2020	509	491,536
Greatbatch Ltd., Term Loan B	5.25%	10/27/2022	1,879	1,858,509
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022	1,738	1,729,501
Indigo Cleanco Ltd. (United Kingdom), Term Loan B (Acquired 08/06/14-05/20/15; Cost $9,579,117)	5.26%	07/08/2021	GBP 6,006	8,140,538
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/2021	134	127,068
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/2022	1,066	1,013,753
New Millennium HoldCo, Inc., Term Loan	7.50%	12/21/2020	5,067	4,639,300
Ortho-Clinical Diagnostics, Inc., Term Loan B	4.75%	06/30/2021	1,541	1,321,755
Phillips-Medisize Corp., Second Lien Term Loan	8.25%	06/16/2022	416	356,038
Surgery Center Holdings, Inc., Second Lien Term Loan	8.50%	11/03/2021	1,062	963,453
Surgical Care Affiliates, LLC, Term Loan	4.25%	03/17/2022	1,353	1,344,965
Tunstall Group Finance Ltd. (United Kingdom),
Acquisition Facility Loan(c)	0.00%	10/18/2019	GBP 4,000	5,233,358
Term Loan B-2	4.50%	10/16/2020	EUR 2,500	2,534,107
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018	2,414	2,116,403
				40,448,975

Home Furnishings–1.40%
Hilding Anders AB (Sweden),
Second Lien Term Loan	5.50%	06/30/2018	EUR 7,250	6,723,596
Sub. Term Loan (Acquired 06/17/14-11/23/15; Cost $793,509)	12.00%	06/30/2020	EUR 2,232	182,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Home Furnishings–(continued)
Mattress Holding Corp.,
Term Loan	6.25%	10/20/2021	$4,473	$4,332,797
Term Loan	6.25%	10/20/2021	717	698,020
				11,936,483

Industrial Equipment–1.26%
Accudyne Industries LLC, Term Loan	4.00%	12/13/2019	2,853	2,333,824
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/2020	575	426,252
Second Lien Term Loan	7.00%	11/22/2021	862	441,961
Delachaux S.A. (France), Term Loan B-3	5.50%	10/28/2021	GBP 2,593	3,522,431
Filtration Group Corp., Second Lien Term Loan	8.25%	11/22/2021	273	262,875
Gardner Denver, Inc., Term Loan	4.25%	07/30/2020	556	460,453
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020	2,285	1,711,925
Tank Holding Corp., Term Loan	5.25%	03/16/2022	546	524,368
Terex Corp., Term Loan	3.50%	08/13/2021	143	141,057
Virtuoso US LLC, Term Loan	4.25%	02/11/2021	923	897,695
				10,722,841

Insurance–0.34%
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/2020	1,721	1,704,962
Second Lien Term Loan	8.25%	10/16/2020	1,177	1,167,258
				2,872,220

Leisure Goods, Activities & Movies–4.61%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/29/2022	4,778	4,152,683
Term Loan B-3	4.75%	07/30/2021	7,746	7,226,699
AMC Entertainment, Inc., Term Loan	4.00%	12/15/2022	1,680	1,680,942
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.50%	01/30/2020	286	285,720
Cinemark USA, Inc., Term Loan	3.56%	05/06/2022	145	145,137
CWGS Group, LLC, Term Loan	5.75%	02/20/2020	714	698,874
Equinox Holdings Inc., Revolver Loan(c)	0.00%	02/01/2018	1,047	942,553
Fitness First Finance Ltd. (United Kingdom), Term Loan A-1 (Acquired 04/22/15; Cost $9,939,240)	5.09%	04/22/2017	GBP 6,750	9,207,091
Fitness International, LLC, Term Loan B	5.50%	07/01/2020	2,902	2,731,135
Infront Finance Luxembourg S.a r.l. (Switzerland),
Term Loan B	5.00%	06/28/2019	EUR 3,750	3,997,850
Term Loan D	8.00%	06/28/2020	EUR 3,750	3,997,850
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/2020	853	837,954
Regal Cinemas Corp., Term Loan	3.80%	04/01/2022	1,531	1,530,301
Seaworld Parks & Entertainment, Inc.,
Term Loan B-2	3.00%	05/14/2020	1,783	1,699,348
Term Loan B-3	4.00%	05/14/2020	157	154,459
				39,288,596

Lodging & Casinos–4.02%
B&B Hotels S.A.S. (France), Term Loan B(d)	—	01/01/2023	EUR 6,500	6,752,832
Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021	1,304	1,273,091
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021	3,768	3,017,881
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/2018	3,084	3,043,498
ESH Hospitality, Inc., Term Loan	5.00%	06/24/2019	2,042	2,052,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Lodging & Casinos–(continued)
Harrah’s Operating Co., Inc.,
Term Loan B-4(f)	1.50%	10/31/2016	$296	$264,379
Term Loan B-6(f)	1.50%	03/01/2017	4,218	3,704,011
Hilton Worldwide Finance, LLC, Term Loan B-2	3.50%	10/26/2020	964	962,526
Scientific Games International, Inc.,
Term Loan	6.00%	10/18/2020	10,520	9,718,285
Term Loan B-2	6.00%	10/01/2021	1,572	1,443,840
Twin River Management Group, Inc., Term Loan	5.25%	07/10/2020	2,052	2,037,593
				34,270,179

Nonferrous Metals & Minerals–0.99%
Arch Coal, Inc.,
DIP Term Loan(c)(f)	0.00%	01/31/2017	2,049	1,966,787
Term Loan(f)	6.25%	05/16/2018	5,643	1,680,293
Dynacast International LLC, Second Lien Term Loan	9.50%	01/30/2023	547	498,142
Levantina Group (Spain), Term Loan	10.00%	06/30/2020	EUR 6,097	1,608,376
Novelis Inc., Term Loan	4.00%	06/02/2022	2,888	2,701,647
				8,455,245

Oil & Gas–4.64%
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019	26	11,818
Ascent Resources — Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/2020	2,883	499,694
Second Lien Term Loan	8.50%	08/04/2021	559	23,293
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/17/2020	2,819	1,677,290
CITGO Holding Inc., Term Loan B	9.50%	05/12/2018	5,149	5,090,684
CJ Holding Co.,
Term Loan B-1	6.50%	03/24/2020	200	79,110
Term Loan B-2	7.25%	03/24/2022	1,654	609,067
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/2019	1,580	654,131
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/2021	7,912	2,307,681
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/2021	3,867	1,556,467
EMG Utica, LLC, Term Loan	4.75%	03/27/2020	1,103	854,693
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/2020	2,465	365,387
Term Loan	3.88%	09/28/2018	3,531	2,165,645
Floatel International Ltd., Term Loan	6.00%	06/27/2020	3,805	1,636,103
HGIM Corp., Term Loan B	5.50%	06/18/2020	4,907	2,265,375
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021	1,778	782,322
McDermott International, Inc., Term Loan	5.25%	04/16/2019	932	836,625
NGPL PipeCo LLC, Term Loan	6.75%	09/15/2017	2,449	2,320,110
Osum Productions Corp. (Canada), Term Loan	6.50%	07/31/2020	2,001	930,577
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018	343	69,159
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(f)	3.75%	07/16/2021	1,407	313,697
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/2021	3,935	2,117,082
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021	1,566	1,099,919
Samson Investment Co., Second Lien Term Loan(f)(g)	0.00%	09/25/2018	6,590	208,683
Seadrill Operating L.P., Term Loan	4.00%	02/21/2021	11,512	4,855,774
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/2021	3,353	2,004,909
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021	1,051	566,171
Targa Resources Corp., Term Loan B	5.75%	02/25/2022	612	504,875
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022	3,365	3,157,430
				39,563,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Publishing–1.91%
Getty Images, Inc.,
Revolver Loan(c)	0.00%	10/18/2017	$4,196	$3,272,707
Term Loan	4.75%	10/18/2019	4,650	3,212,977
MediMedia USA, Inc., First Lien Term Loan (Acquired 05/10/13; Cost $1,095,371)	8.00%	11/20/2018	1,113	1,087,631
Merrill Communications LLC, Term Loan	6.25%	06/01/2022	3,831	3,079,485
Newsday, LLC, Term Loan	3.94%	10/12/2016	3,100	3,102,371
ProQuest LLC, Term Loan B	5.75%	10/24/2021	2,693	2,578,933
				16,334,104

Radio & Television–2.74%
Block Communications, Inc., Incremental Term Loan B	4.00%	11/07/2021	698	695,251
Gray Television, Inc.,
Term Loan	3.94%	06/13/2021	36	35,789
Term Loan C	4.25%	06/13/2021	876	874,904
iHeartCommunications, Inc.,
Term Loan D	7.19%	01/30/2019	12,313	8,113,862
Term Loan E	7.94%	07/31/2019	19,557	12,822,310
Sinclair Television Group Inc., Term Loan B-1	3.50%	07/30/2021	792	789,627
				23,331,743

Retailers (except Food & Drug)–9.11%
Cortefiel, S.A. (Spain),
Term Loan B-1(d)	—	03/20/2017	EUR 1,215	1,083,391
Term Loan B-2(d)	—	03/20/2017	EUR 1,332	1,187,631
Term Loan B-3(d)	—	03/20/2017	EUR 2,755	2,456,006
Term Loan B-3(d)	—	03/20/2017	EUR 1,627	1,450,353
David’s Bridal, Inc.,
Asset-Based Revolver Loan(c)	0.00%	10/11/2017	1,848	1,682,038
Term Loan	5.25%	10/11/2019	1,083	911,065
Fullbeauty Brands Holdings Corp., First Lien Term Loan	5.75%	10/14/2022	2,643	2,449,316
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021	2,396	1,616,615
Lands’ End, Inc., Term Loan B	4.25%	04/02/2021	3,145	2,306,617
Magnolia (BC) Luxco S.C.A. (Luxembourg), PIK Term Loan (Acquired 10/28/15; Cost $3,566,254)(e)	10.00%	08/09/2062	EUR 3,933	4,299,362
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/2021	105	95,098
National Vision, Inc., Second Lien Term Loan	6.75%	03/13/2022	83	73,715
Nine West Holdings, Inc., Term Loan	4.75%	10/08/2019	2,515	1,609,311
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/2022	1,222	274,953
Term Loan	5.00%	03/11/2021	4,143	1,962,589
Petco Animal Supplies, Inc.,
Term Loan B-1	5.75%	01/26/2023	5,254	5,157,799
Term Loan B-2	5.62%	01/26/2023	1,467	1,440,431
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021	867	793,275
Savers Inc., Term Loan	5.00%	07/09/2019	2,650	2,016,769
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018	13,733	12,729,262
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/2019	4,184	3,988,716
Staples, Inc., Term Loan	4.75%	02/02/2022	2,642	2,627,678
Thom Europe S.A.S (France), Revolver Loan (Acquired 05/21/15-09/14/15; Cost $6,628,619)(c)	0.00%	01/18/2019	EUR 7,000	7,614,953
Toys ‘R’ Us Property Co. I, LLC, Term Loan	6.00%	08/21/2019	7,478	6,561,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Retailers (except Food & Drug)–(continued)
Toys ‘R’ Us-Delaware, Inc.,
Term Loan A-1	8.25%	10/24/2019	$1,038	$1,006,617
Term Loan A-1	8.25%	10/24/2019	1,288	1,248,205
Term Loan B-2	5.25%	05/25/2018	149	117,984
Vivarte (France), Term Loan	4.00%	10/29/2019	EUR 6,156	6,665,414
Wilton Brands LLC, Term Loan B	8.50%	08/30/2018	2,479	2,299,599
				77,726,703

Steel–0.84%
Fortescue Metals Group Ltd., Term Loan B	4.25%	06/30/2019	9,284	7,162,002

Surface Transport–0.60%
Hertz Corp. (The),
LOC	3.75%	03/09/2018	849	827,370
Term Loan B-2(d)	—	03/11/2018	333	327,645
Kenan Advantage Group, Inc.,
Delayed Draw Term Loan(c)	0.00%	01/31/2017	53	52,451
Term Loan	4.00%	07/31/2022	381	374,637
Term Loan B	4.00%	07/31/2022	121	119,496
PODS Holding, LLC,
First Lien Term Loan	4.50%	02/02/2022	565	560,398
Second Lien Term Loan	9.25%	02/02/2023	823	805,544
U.S. Shipping Corp., Term Loan B	5.25%	06/26/2021	2,160	2,030,731
				5,098,272

Telecommunications–5.41%
Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022	5,395	5,034,102
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019	3,849	3,752,898
Frontier Communications Corp., Delayed Draw Term Loan A(c)	0.00%	03/31/2021	3,513	3,284,582
GTT Communications, Inc., Term Loan	6.25%	10/22/2022	1,709	1,698,032
Level 3 Communications, Inc., Term Loan B-II	3.50%	05/31/2022	13,219	13,066,854
LTS Buyer LLC,
First Lien Term Loan B	4.00%	04/13/2020	44	42,704
Second Lien Term Loan	8.00%	04/12/2021	74	70,603
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/2021	3,029	2,615,061
NTELOS Inc., Term Loan B	5.75%	11/09/2019	5,826	5,767,393
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/2019	4,159	2,755,294
Term Loan	4.00%	04/23/2019	2,773	1,832,239
T-Mobile USA, Inc., Term Loan	3.50%	11/09/2022	3,943	3,951,967
XO Communications, LLC, Term Loan	4.25%	03/20/2021	521	518,828
Zayo Group, LLC, Term Loan	4.50%	05/06/2021	1,788	1,788,568
				46,179,125

Utilities–6.30%
Aria Energy Operating LLC, Term Loan	5.00%	05/27/2022	1,035	874,200
Calpine Corp.,
Term Loan B-5	3.50%	05/27/2022	3,514	3,337,621
Term Loan B-6	4.00%	01/15/2023	7,301	7,081,488
Dynegy Inc., Term Loan B-2	4.00%	04/23/2020	226	212,582
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.25%	12/19/2016	1,548	1,543,505
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/17/2021	3,389	3,081,282
Second Lien Term Loan B	8.25%	12/17/2022	652	505,616
Term Loan C	5.00%	12/17/2021	149	135,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Utilities–(continued)
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021	$1,104	$1,049,254
Texas Competitive Electric Holdings Co. LLC, DIP Revolver Loan(c)(f)	0.00%	11/07/2016	17,778	17,509,867
TPF II Power, LLC, Term Loan	5.50%	10/02/2021	4,409	4,166,405
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/2020	259	244,696
Viridian Group Holdings Ltd. (Ireland),
Term Loan A	13.50%	03/13/2020	EUR 1,029	1,104,577
Term Loan A(e)	13.50%	03/13/2020	GBP 9,422	12,936,577
				53,783,447
Total Variable Rate Senior Loan Interests				878,913,358

Bonds & Notes–31.32%
Aerospace & Defense–0.32%
LMI Aerospace, Inc.	7.38%	07/15/2019	2,894	2,713,125

Air Transport–0.49%
Mesa Airlines, Inc.(h)	5.75%	07/15/2025	4,149	4,169,745

Building & Development–0.51%
CMC Di Ravenna (Italy)(h)	7.50%	08/01/2021	EUR 4,900	4,346,729

Business Equipment & Services–2.58%
ADT Corp. (The)	6.25%	10/15/2021	1,361	1,337,183
Dream Secured Bondco AB (Sweden) (Acquired 10/20/15-10/21/15; Cost $8,283,443)(h)(i)	7.09%	10/21/2023	EUR 7,530	8,130,897
Dream Secured Bondco AB (Sweden) (Acquired 10/21/15; Cost $4,061,703)(h)(i)	8.25%	10/21/2023	SEK 34,923	4,048,766
Iron Mountain, Inc.(h)	6.13%	09/15/2022	GBP 1,100	1,515,725
TeamSystems S.p.A. (Italy)(h)(i)	7.25%	03/01/2022	EUR 6,500	7,017,995
				22,050,566

Cable & Satellite Television–4.50%
Altice Financing S.A. (Luxembourg)(h)	5.25%	02/15/2023	EUR 7,800	8,167,037
Altice Financing S.A. (Luxembourg)(h)	6.63%	02/15/2023	536	530,640
Charter Communications Operating LLC(h)	5.75%	02/15/2026	575	580,031
Charter Communications Operating LLC(h)	5.88%	04/01/2024	1,468	1,502,865
Charter Communications Operating LLC	7.00%	01/15/2019	1	437
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/2022	212	226,758
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/2021	2,647	2,815,640
Virgin Media Investment Holdings Ltd. (United Kingdom)(h)	5.13%	01/15/2025	GBP 2,366	3,054,367
Virgin Media Investment Holdings Ltd. (United Kingdom)(h)	5.50%	01/15/2025	GBP 5,101	6,709,602
YPSO Holding S.A. (France)(h)	5.63%	05/15/2024	EUR 6,250	6,739,574
YPSO Holding S.A. (France)(h)	6.00%	05/15/2022	346	344,270
Ziggo B.V. (Netherlands)(h)	7.13%	05/15/2024	EUR 6,600	7,741,274
				38,412,495

Chemicals & Plastics–0.49%
Chemours Co. (The)(h)	6.63%	05/15/2023	605	443,163
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020	2,834	2,252,712
Ineos Holdings Ltd.(h)	6.13%	08/15/2018	370	371,850
Ineos Holdings Ltd.(h)	6.50%	08/15/2018	EUR 1,000	1,096,281
				4,164,006

Clothing & Textiles–0.09%
SMCP S.A.S. (France)(h)	8.88%	06/15/2020	EUR 650	746,826

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Conglomerates–0.20%
CeramTec Acquisition Corp.(h)	8.25%	08/15/2021	EUR 1,500	$1,735,842

Containers & Glass Products–2.63%
Ardagh Glass Finance PLC(h)	4.25%	01/15/2022	EUR 6,500	6,993,600
Ardagh Glass Finance PLC(h)	6.25%	01/31/2019	566	558,925
Ardagh Glass Finance PLC(h)	7.00%	11/15/2020	178	166,320
Onex Wizard US Acquisition(h)	7.75%	02/15/2023	EUR 6,950	7,817,317
Reynolds Group Holdings Inc.(h)	5.63%	12/15/2016	1,833	1,835,291
Reynolds Group Holdings Inc.	5.75%	10/15/2020	1,563	1,613,798
Reynolds Group Holdings Inc.	6.88%	02/15/2021	1,043	1,086,024
Reynolds Group Holdings Inc.	9.88%	08/15/2019	1,328	1,372,820
Sealed Air Corp.(h)	4.50%	09/15/2023	EUR 875	987,545
				22,431,640

Electronics & Electrical–1.12%
Blackboard Inc.(h)	7.75%	11/15/2019	2,234	1,803,955
ICBPI (United Kingdom)(h)(i)	8.00%	05/30/2021	EUR 5,750	5,879,832
ICBPI (United Kingdom)(h)	8.25%	05/30/2021	EUR 1,500	1,597,753
Interoute Finco PLC (Luxembourg)(h)(i)	6.11%	10/15/2020	EUR 300	327,824
				9,609,364

Financial Intermediaries–4.61%
Arrow Global Finance (United Kingdom)(h)(i)	5.14%	11/01/2021	EUR 3,750	4,038,849
Cabot Financial S.A. (Luxembourg)(h)(i)	5.70%	11/15/2021	EUR 2,500	2,560,120
Cabot Financial S.A. (Luxembourg)(h)	6.50%	04/01/2021	GBP 8,560	10,873,650
Garfunkelux Holdco 3 S.A. (Luxembourg)(h)	7.50%	08/01/2022	EUR 5,225	5,628,599
Garfunkelux Holdco 3 S.A. (Luxembourg)(h)	11.00%	11/01/2023	GBP 4,875	6,183,078
Lindorff Group AB (Norway)(h)(i)	5.32%	08/15/2020	EUR 1,250	1,337,702
TMF Group Holdco B.V. (Netherlands)(h)	9.88%	12/01/2019	EUR 7,500	8,731,632
				39,353,630

Food & Drug Retailers–0.51%
Adria Group Holding B.V. (Netherlands)(h)(i)	5.08%	08/08/2017	EUR 4,000	4,329,675

Food Products–0.17%
Wagamama Finance PLC (United Kingdom)(h)	7.88%	02/01/2020	GBP 1,000	1,464,923

Health Care–2.25%
Care UK Health & Social Care PLC (United Kingdom)(h)(i)	5.59%	07/15/2019	GBP 4,029	4,829,688
Community Health Systems, Inc.	6.88%	02/01/2022	802	695,735
DaVita HealthCare Partners Inc.	5.13%	07/15/2024	344	350,665
DJO Finance LLC(h)	8.13%	06/15/2021	2,702	2,262,925
DJO Finance LLC(h)	10.75%	04/15/2020	3,041	2,478,415
IDH Finance PLC (United Kingdom)(h)(i)	5.57%	12/01/2018	GBP 3,365	4,636,741
IDH Finance PLC (United Kingdom)(h)	6.00%	12/01/2018	GBP 800	1,104,962
Kinetic Concepts, Inc.(h)	7.88%	02/15/2021	229	236,442
Kinetic Concepts, Inc.	10.50%	11/01/2018	1,619	1,497,575
Unilabs SubHolding AB (Sweden)(h)(i)	7.11%	07/15/2018	EUR 1,000	1,077,516
				19,170,664

Industrial Equipment–0.13%
Galapagos Holding S.A. (Luxembourg)(h)(i)	4.62%	06/15/2021	EUR 1,100	1,091,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Insurance–0.60%
Domestic & General Group Ltd. (United Kingdom)(h)(i)	5.59%	11/15/2019	GBP 3,750	$5,110,092

Leisure Goods, Activities & Movies–1.89%
Carmike Cinemas, Inc.(h)	6.00%	06/15/2023	611	644,605
Corleone Capital Ltd. (United Kingdom)(h)	9.00%	08/01/2018	GBP 6,687	9,596,017
Sabre, Inc.(h)	5.25%	11/15/2023	210	212,100
Vue Entertainment Investment Ltd. (United Kingdom)(h)	7.88%	07/15/2020	GBP 4,000	5,720,505
				16,173,227

Lodging & Casinos–0.07%
ESH Hospitality, Inc.(h)	5.25%	05/01/2025	611	595,725

Nonferrous Metals & Minerals–0.49%
TiZir Ltd. (United Kingdom)	9.00%	09/28/2017	6,200	4,185,000

Oil & Gas–0.35%
Drill Rigs Holdings Inc.(h)	6.50%	10/01/2017	4,342	2,236,130
FTS International, Inc.(h)(i)	8.01%	06/15/2020	1,207	736,270
Seventy Seven Operating LLC	6.50%	07/15/2022	126	3,780
				2,976,180

Radio & Television–0.47%
Clear Channel International B.V.(h)	8.75%	12/15/2020	2,883	2,926,245
Sinclair Television Group, Inc.	6.38%	11/01/2021	740	767,750
Univision Communications Inc.(h)	6.75%	09/15/2022	279	297,470
				3,991,465

Retailers (except Food & Drug)–3.41%
Claire’s Stores Inc.(h)	6.13%	03/15/2020	734	370,670
Dufry Finance S.C.A. (Luxembourg)(h)	4.50%	07/15/2022	EUR 3,000	3,340,973
Guitar Center, Inc.(h)	6.50%	04/15/2019	922	783,700
Kirk Beauty One GmbH (Germany)(h)	6.25%	07/15/2022	EUR 2,000	2,238,437
Matalan (United Kingdom)(h)	6.88%	06/01/2019	GBP 4,403	5,106,850
New Look PLC (United Kingdom)(h)	8.00%	07/01/2023	GBP 8,000	10,469,944
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/15; Cost $6,083,868)(e)(h)(j)	10.00%	06/14/2019	2,725	0
TWIN SET — Simona Barbieri S.p.A. (Italy)(h)(i)	5.73%	07/15/2019	EUR 4,650	4,656,353
Twinkle Pizza PLC (United Kingdom)(h)	6.63%	08/01/2021	GBP 1,505	2,120,297
				29,087,224

Steel–0.02%
Fortescue Metals Group Ltd.(h)	9.75%	03/01/2022	172	162,540

Surface Transport–0.71%
WFS Global Holding S.A.S. (France)(h)	9.50%	07/15/2022	EUR 3,250	3,659,363
WFS Global Holding S.A.S. (France)(h)	12.50%	12/30/2022	EUR 2,250	2,383,926
				6,043,289

Telecommunications–2.45%
Goodman Networks Inc.	12.13%	07/01/2018	4,887	1,466,100
SoftBank Corp. (Japan)(h)	4.75%	07/30/2025	EUR 1,917	1,972,693
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.00%	04/23/2021	EUR 11,475	11,921,345
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	04/23/2021	500	460,000
Windstream Corp.	6.38%	08/01/2023	20	14,775
Windstream Corp.	7.50%	06/01/2022	2,709	2,126,565
Zayo Group, LLC	6.38%	05/15/2025	3,055	2,925,163
				20,886,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Utilities–0.26%
Calpine Corp.(h)	6.00%	01/15/2022	$430	$441,825
Calpine Corp.(h)	7.88%	01/15/2023	1	157
NRG Energy Inc.	6.25%	07/15/2022	958	814,300
NRG Energy Inc.	6.63%	03/15/2023	1,103	940,307
				2,196,589
Total Bonds & Notes				267,198,859

Structured Products–7.50%
Apidos Cinco CDO(h)(i)	4.87%	05/14/2020	930	865,945
Apidos CLO IX(h)(i)	6.72%	07/15/2023	2,609	2,169,582
Apidos CLO X(h)(i)	6.86%	10/30/2022	3,499	2,817,384
Apidos CLO XI(h)(i)	5.87%	01/17/2023	2,756	2,039,242
Apidos CLO XV(h)(i)	5.37%	10/20/2025	1,000	703,894
Ares XI CLO Ltd.(h)(i)	6.62%	10/11/2021	602	568,557
Atrium X LLC(h)(i)	5.12%	07/16/2025	750	559,171
Avoca CLO XII Ltd. (Italy)(h)(i)	5.36%	10/15/2027	EUR 1,000	923,644
Avoca CLO XIV Ltd. (United Kingdom)(h)(i)	4.75%	07/12/2028	EUR 1,750	1,499,717
Avoca CLO XV Ltd. (United Kingdom)(h)(i)	5.04%	01/15/2029	EUR 1,000	851,539
Babson CLO Ltd. 2013-II(h)(i)	5.12%	01/18/2025	2,365	1,588,407
Babson Euro CLO 2014-1 B.V. (Netherlands)(h)(i)	4.46%	04/15/2027	EUR 2,000	1,823,098
Carlyle Global Market Strategies CLO 2012-2 Ltd.(h)(i)	6.72%	07/20/2023	2,174	1,716,699
Carlyle Global Market Strategies CLO 2012-3 Ltd.(h)(i)	6.12%	10/04/2024	623	478,897
Carlyle Global Market Strategies CLO 2013-1 Ltd.(h)(i)	6.12%	02/14/2025	1,200	945,769
Carlyle High Yield Partners X, Ltd.(h)(i)	3.82%	04/19/2022	504	436,143
Centurion CDO 15 Ltd.(h)(i)	2.74%	03/11/2021	2,750	2,414,929
Dryden XI-Leveraged Loan CDO 2006(h)(i)	4.18%	04/12/2020	427	392,377
Duane Street CLO 2007-4(h)(i)	4.87%	11/14/2021	407	364,106
Euro Galaxy 2013-3 (Netherlands)(h)(i)	5.06%	01/15/2027	EUR 1,579	1,480,261
Flagship CLO VI(h)(i)	5.24%	06/10/2021	3,085	2,824,841
Flagship CLO VI(h)(i)	5.24%	06/10/2021	922	844,640
Gallatin Funding Ltd.(h)(i)	6.29%	07/15/2023	1,838	1,577,699
Halcyon Loan Investors CLO II, Ltd.(h)(i)	4.22%	04/24/2021	2,121	1,881,747
ING Investment Management CLO 2012-4, Ltd.(h)(i)	6.37%	10/15/2023	4,765	3,691,212
ING Investment Management CLO 2013-3, Ltd.(h)(i)	5.12%	01/18/2026	1,573	1,064,301
ING Investment Management CLO III, Ltd.(h)(i)	4.12%	12/13/2020	1,842	1,675,844
ING Investment Management CLO IV, Ltd.(h)(i)	4.87%	06/14/2022	395	349,922
Inwood Park CDO Ltd.(h)(i)	4.12%	01/20/2021	1,000	883,500
Keuka Park CLO 2013-1(h)(i)	5.12%	10/21/2024	328	225,479
KKR Financial CLO 2012-1, Ltd.(h)(i)	6.01%	12/15/2024	4,900	3,539,069
Madison Park Funding II, Ltd.(h)(i)	5.35%	03/25/2020	500	470,587
Madison Park Funding IX, Ltd.(h)(i)	5.87%	08/15/2022	450	370,989
Madison Park Funding X, Ltd.(h)(i)	5.87%	01/20/2025	1,185	928,656
Madison Park Funding XIV, Ltd.(h)(i)	5.37%	07/20/2026	750	552,473
Madison Park Funding XIV, Ltd.(h)(i)	6.02%	07/20/2026	1,060	710,466
Magnetite CLO Ltd.(h)(i)	6.06%	09/15/2023	1,217	987,145
Maps CLO Fund LLC(h)(i)	4.87%	07/20/2022	1,002	887,305
Northwoods Capital X Ltd.(h)(i)	4.22%	11/04/2025	692	553,875
Octagon Investment Partners XIV Ltd.(h)(i)	5.87%	01/15/2024	1,146	790,232
Octagon Investment Partners XIX Ltd.(h)(i)	5.47%	04/15/2026	1,639	1,062,549
Octagon Investment Partners XVIII Ltd.(h)(i)	5.87%	12/16/2024	2,365	1,704,657
Pacifica CDO VI, Ltd.(h)(i)	4.37%	08/15/2021	1,538	1,303,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Structured Products–(continued)
Regatta IV Funding Ltd. 2014-1(h)(i)	5.57%	07/25/2026	$1,000	$543,109
Silverado CLO 2006-II Ltd.(h)(i)	4.37%	10/16/2020	2,050	1,786,294
Slater Mill Loan Fund, L.P.(h)(i)	6.12%	08/17/2022	3,076	2,172,305
St. James River CLO Ltd. 2007-1(h)(i)	4.79%	06/11/2021	294	266,606
St. Paul’s IV CLO (Ireland)(h)(i)	4.65%	04/25/2028	EUR 1,000	922,062
St. Paul’s IV CLO (Ireland)(h)(i)	5.85%	04/25/2028	EUR 500	444,227
Symphony CLO VIII, Ltd.(h)(i)	6.62%	01/09/2023	3,116	2,715,684
Symphony CLO XI, Ltd.(h)(i)	5.87%	01/17/2025	1,030	794,062
TriMaran CLO VII Ltd.(h)(i)	3.91%	06/15/2021	926	816,233
Total Structured Products				63,980,461

			Shares
Common Stocks & Other Equity Interests–5.51%(k)
Aerospace & Defense–0.04%
IAP Worldwide Services(h)(l)			221	330,939

Building & Development–0.67%
Axia Inc. (Acquired 03/19/10; Cost $1,404,030)(h)(l)			101	745,150
BMC Stock Holdings, Inc.(l)			267,933	4,085,979
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(l)			2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(l)			28	0
Newhall Holding Co., LLC, Class A(h)(l)			237,569	574,204
Tamarack Resort LLC (Acquired 03/07/14; Cost $0)(h)(l)			10,076	0
WCI Communities, Inc.(l)			18,849	325,145
				5,730,478

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V., Class A(k)			344	27,592

Conglomerates–0.02%
Euramax International, Inc.(h)(l)			1,870	186,980

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(l)			4,658	0
BPA Laboratories, Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(l)			7,468	0
				0

Financial Intermediaries–0.01%
RJO Holdings Corp.(h)(l)			2,144	21,440
RJO Holdings Corp., Class A(h)(l)			1,142	571
RJO Holdings Corp., Class B(h)(l)			3,333	1,667
				23,678

Health Care–0.22%
New Millennium HoldCo.(h)(l)			148,019	1,899,528

Leisure Goods, Activities & Movies–1.11%
Metro-Goldwyn-Mayer Inc., Class A(h)(l)			150,602	9,487,926

Lodging & Casinos–0.24%
Twin River Management Group, Inc.(h)(l)			41,966	2,040,597

Nonferrous Metals & Minerals–0.00%
Levantina Group (Spain) (Acquired 04/29/14-06/24/15; Cost $0)(h)(l)			36,932	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Publishing–0.78%
Affiliated Media, Inc.(h)(l)	87,369	$2,402,642
Merrill Communications LLC, Class A(h)(l)	602,134	3,311,737
Tribune Media Co., Class A	24,258	870,862
Tribune Publishing Co.	6,064	50,877
		6,636,118

Retailers (except Food & Drug)–0.00%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(l)	62,413	0

Surface Transport–2.42%
Nobina Europe AB (Sweden)(l)	4,969,706	20,605,893

Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(l)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(l)	3,283	0
		0
Total Common Stocks & Other Equity Interests		46,969,729

Preferred Stocks–0.00%(k)
Building & Development–0.00%
Tamarack Resort LLC, Class B (Acquired 03/07/14; Cost $42,952)(h)	182	0
United Subcontractors, Inc.(h)(l)	3	53
		53

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(l)	649	42,179

Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 10/29/14-01/06/16; Cost $0)(h)(l)	5,748	0
Total Preferred Stocks		42,232
TOTAL INVESTMENTS(m)–147.36% (Cost $1,424,536,057)		1,257,104,639
BORROWINGS–(31.06)%		(265,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(14.65)%		(125,000,000)
OTHER ASSETS LESS LIABILITIES–(1.65)%		(14,018,229)
NET ASSETS–100.00%		$853,086,410

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-Possession
EUR	– Euro
GBP	– British Pound Sterling
LOC	– Letter of Credit
NOK	– Norwegian Krona
PIK	– Payment-in-Kind
SEK	– Swedish Krona
Sub.	– Subordinated
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(d)	This variable rate interest will settle after February 29, 2016, at which time the interest rate will be determined.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	—%	5.00%
Magnolia (BC) Luxco S.C.A., Term Loan	—	10.00
Tamarack Resort LLC, Term Loan A	8.00	13.00
Tamarack Resort LLC, Term Loan B	—	6.50
Targus Group International, Inc.	0.00	10.00
Viridian Group Holdings Ltd., Term Loan A	—	13.50

(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to principal and/or interest payments. The aggregate value of these securities at February 29, 2016 was $872,291, which represented less than 1% of the Fund’s Net Assets.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 29, 2016 was $326,061,119, which represented 38.22% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 29, 2016.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 29, 2016 was $0, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Securities acquired through the restructuring of senior loans.
(l)	Non-income producing security.
(m)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 29, 2016

Assets:
Investments, at value (Cost $1,418,452,189)	$1,257,104,639
Investments in affiliates, at value (Cost $6,083,868)	0
Total investments, at value (Cost $1,424,536,057)	1,257,104,639
Cash	11,657,436
Foreign currencies, at value (Cost $8,661,927)	8,816,390
Receivable for:
Investments sold	75,601,298
Interest and fees	12,010,905
Investments matured, at value (Cost $28,641,243)	7,106,398
Unrealized appreciation on forward foreign currency contracts outstanding	16,117,577
Investment for trustee deferred compensation and retirement plans	3,791
Deferred offering costs	378,484
Other assets	344,730
Total assets	1,389,141,648

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	265,000,000
Investments purchased	92,205,397
Dividends	199,104
Accrued fees to affiliates	250
Accrued interest expense	174,503
Accrued trustees’ and officers’ fees and benefits	3,911
Accrued other operating expenses	251,974
Trustee deferred compensation and retirement plans	3,791
Unfunded loan commitments	53,216,308
Total liabilities	536,055,238
Net assets applicable to common shares	$853,086,410

Net assets applicable to common shares consist of:
Shares of beneficial interest	$1,385,559,501
Undistributed net investment income	(11,742,549)
Undistributed net realized gain (loss)	(350,494,308)
Net unrealized appreciation (depreciation)	(170,236,234)
$853,086,410

Common shares outstanding, $0.01 par value per common share, with an unlimited number of shares authorized:
Common shares outstanding	74,094,284
Net asset value per common share	$11.51
Market value per common share	$9.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 29, 2016

Investment income:
Interest	$93,034,648
Dividends	220,546
Interest and dividends from affiliates	253,033
Other income	4,090,135
Total investment income	97,598,362

Expenses:
Advisory fees	17,624,287
Administrative services fees	223,106
Custodian fees	528,208
Interest, facilities and maintenance fees	6,352,209
Transfer agent fees	65,619
Trustees’ and officers’ fees and benefits	30,185
Other	596,491
Total expenses	25,420,105
Less: Fees waived	(42,413)
Net expenses	25,377,692
Net investment income	72,220,670

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(52,201,725)
Foreign currencies	1,374,464
Forward foreign currency contracts	14,772,057
(36,055,204)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(107,027,946)
Foreign currencies	(2,169,394)
Forward foreign currency contracts	9,005,606
(100,191,734)
Net realized and unrealized gain (loss)	(136,246,938)
Net increase (decrease) in net assets from operations applicable to common shares	$(64,026,268)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 29, 2016 and February 28, 2015

	2016	2015
Operations:
Net investment income	$72,220,670	$67,872,608
Net realized gain (loss)	(36,055,204)	34,633,492
Change in net unrealized appreciation (depreciation)	(100,191,734)	(76,210,957)
Net increase (decrease) in net assets from operations applicable to common shareholders	(64,026,268)	26,295,143
Distributions to common shareholders from net investment income	(41,491,092)	(66,684,856)
Return of capital applicable to common shareholders	(25,193,764)	—
Net increase (decrease) in net assets applicable to common shares	(130,711,124)	(40,389,713)

Net assets applicable to common shares:
Beginning of year	983,797,534	1,024,187,247
End of year (includes undistributed net investment income of $(11,742,549) and $(14,787,590), respectively)	$853,086,410	$983,797,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 29, 2016

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(64,026,268)

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(1,298,668,863)
Proceeds from sales of investments	1,364,717,370
Net change in commitment fees	(1,414,160)
Net change in transactions in foreign currency contracts	(9,005,606)
Amortization of loan fees	103,019
Increase in interest receivables and other assets	(785,916)
Accretion of discount on investment securities	(9,505,788)
Increase in accrued expenses and other payables	228,324
Net realized loss from investment securities	52,201,725
Net change in unrealized depreciation on investment securities	107,027,946
Net cash provided by operating activities	140,871,783

Cash provided by (used in) financing activities:
Dividends paid to common shareholders	(66,629,426)
Proceeds from borrowings	21,000,000
Repayments of borrowings	(117,000,000)
Net cash provided by (used in) financing activities	(162,629,426)
Net increase (decrease) in cash and cash equivalents	(21,757,643)
Cash and cash equivalents at beginning of period	42,231,469
Cash and cash equivalents at end of period	$20,473,826

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$6,046,741

Notes to Financial Statements

February 29, 2016

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

29                         Invesco Dynamic Credit Opportunities Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

30                         Invesco Dynamic Credit Opportunities Fund

D.	Distributions — Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

31                         Invesco Dynamic Credit Opportunities Fund

M.	Industry Focus — To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
P.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

Q.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 29, 2016, the Adviser waived advisory fees of $42,413.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 29, 2016, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

32                         Invesco Dynamic Credit Opportunities Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 29, 2016, there were transfers from Level 3 to Level 2 of $10,848,760, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $7,437,653, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$757,369,226	$121,544,132	$878,913,358
Bonds & Notes	—	250,849,451	16,349,408	267,198,859
Structured Products	—	63,980,461	—	63,980,461
Equity Securities	25,966,348	17,313,992	3,731,621	47,011,961
	25,966,348	1,089,513,130	141,625,161	1,257,104,639
Forward Foreign Currency Contracts*	—	16,117,577	—	16,117,577
Total	$25,966,348	$1,105,630,707	$141,625,161	$1,273,222,216

*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 29, 2016:

	Value 02/28/15	Purchases	Sales	Accrued Discounts/ Premiums	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/29/16
Variable Rate Senior Loan Interests	$106,172,047	$61,335,442	$(40,626,782)	$1,045,000	$(2,629,115)	$(154,373)	$7,250,673	$(10,848,760)	$121,544,132
Bonds & Notes	5,506,850	16,871,800	(5,515,680)	42,221	1,086,581	(1,642,364)	—	—	16,349,408
Equity Securities	4,022,743	—	(144,533)	—	(3,410,515)	3,076,946	186,980	—	3,731,621
Total	$115,701,640	$78,207,242	$(46,286,995)	$1,087,221	$(4,953,049)	$1,280,209	$7,437,653	$(10,848,760)	$141,625,161

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 29, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$16,117,577	$—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended February 29, 2016

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$14,772,057
Change in Net Unrealized Appreciation:
Currency risk	9,005,606
Total	$23,777,663

33                         Invesco Dynamic Credit Opportunities Fund

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$414,173,831

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
03/14/16	Citibank, N.A.	EUR	106,000,000	USD	120,366,180	$115,350,011	$5,016,169
03/14/16	Goldman Sachs & Co.	EUR	114,000,000	USD	129,462,048	124,055,672	5,406,376
03/14/16	Citibank, N.A.	GBP	50,000,000	USD	72,236,250	69,594,656	2,641,594
03/14/16	Goldman Sachs & Co.	GBP	45,000,000	USD	65,006,730	62,635,191	2,371,539
03/14/16	Goldman Sachs & Co.	NOK	33,250,000	USD	3,887,101	3,820,385	66,716
03/14/16	Citibank, N.A.	SEK	105,323,250	USD	12,632,019	12,306,738	325,281
03/14/16	Goldman Sachs & Co.	SEK	95,676,750	USD	11,469,472	11,179,570	289,902
Total Forward Foreign Currency Contracts — Currency Risk							$16,117,577

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
NOK	– Norwegian Krone
SEK	– Swedish Krona
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 29, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Citibank, N.A.	$7,983,044	$—	$—	$—	$7,983,044
Goldman Sachs & Co.	8,134,533	—	—	—	8,134,533
Total	$16,117,577	$—	$—	$—	$16,117,577

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 29, 2016.

	Value 02/28/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/29/16	Interest/ Dividend Income
Targus International Inc. — Notes	$152,604	$—	$—	$(152,604)	$—	$0	$253,033
Targus International Inc. — Common Shares	0	—	—	—	—	0	—
Total	$152,604	$—	$—	$(152,604)	$—	$0	$253,033

NOTE 6—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each

34                         Invesco Dynamic Credit Opportunities Fund

transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 29, 2016, the Fund engaged in securities purchases of $7,758,230.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 8—Cash Balances and Borrowings

The Fund has entered into a $400 million revolving credit and security agreement which will expire on November 18, 2016. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 29, 2016, the average daily balance of borrowing under the revolving credit and security agreement was $336,224,044 with a weighted interest rate of 0.99%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 29, 2016. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
Arch Coal, Inc.	DIP Term Loan	$2,048,736	$1,966,787
David’s Bridal, Inc.	Asset-Based Revolver Loan	1,848,394	1,682,038
Delta Air Lines, Inc.	Revolver Loan	1,032,274	1,014,209
Equinox Holdings Inc.	Revolver Loan	1,047,281	942,553
Frontier Communications Corp.	Delayed Draw Term Loan A	3,512,922	3,284,582
Getty Images, Inc.	Revolver Loan	4,195,778	3,272,707
Hearthside Group Holdings, LLC	Revolver Loan	1,330,057	1,221,963
IAP Worldwide Services	Revolver Loan	1,444,403	1,415,515
Kenan Advantage Group, Inc.	Delayed Draw Term Loan 1	53,284	52,451
Klockner Pentaplast of America, Inc.	Revolver Loan	EUR 5,000,000	5,376,674
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	57,342	41,143
NewPage Corp.	DIP Delayed Draw Term Loan	308,540	308,540
Post Holdings, Inc.	Revolver Loan	2,282,597	2,278,968
Texas Competitive Electric Holdings Co. LLC	DIP Revolver Loan	17,777,778	17,509,867
Thom Europe S.A.S.	Revolver Loan	EUR 7,000,000	7,614,953
Tunstall Group Finance Ltd.	Acquisition Facility Loan	GBP 4,000,000	5,233,358
			$53,216,308

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 29, 2016 and February 28, 2015:

	2016	2015
Ordinary income	$41,491,092	$66,684,856
Ordinary income — taxable VRTP Shares	1,940,322	1,777,362
Return of capital	25,193,764	—
Total distributions	$68,625,178	$68,462,218

35                         Invesco Dynamic Credit Opportunities Fund

Tax Components of Net Assets at Period-End:

2016
Net unrealized appreciation (depreciation) — investments	$(174,843,582)
Net unrealized appreciation (depreciation) — other investments	(18,922,392)
Temporary book/tax differences	(4,051)
Capital loss carryforward	(330,976,764)
Late-Year ordinary loss deferral	(7,726,302)
Shares of beneficial interest	1,385,559,501
Total net assets	$853,086,410

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2016, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$76,783,001	$—	$76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	20,763,359	20,763,359
	$310,213,405	$20,763,359	$330,976,764

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 29, 2016 was $1,274,463,067 and $1,401,363,490, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$40,648,211
Aggregate unrealized (depreciation) of investment securities	(215,491,793)
Net unrealized appreciation (depreciation) of investment securities	$(174,843,582)

Cost of investments for tax purposes is $1,431,948,221.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and return of capital distributions, on February 29, 2016, undistributed net investment income was decreased by $2,490,773, undistributed net realized gain (loss) was increased by $28,434,586 and shares of beneficial interest was decreased by $25,943,813. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
Beginning shares	74,094,284	74,094,284
Shares issued through dividend reinvestment	—	—
Ending shares	74,094,284	74,094,284

36                         Invesco Dynamic Credit Opportunities Fund

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 14—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2016/9-VTA C-1 (the “C-1 Series”), (ii) 2016/9-VTA C-2 (the “C-2 Series”), (iii) 2016/9-VTA C-3 (the “C-3 Series”), (iv) 2016/9-VTA C-4 (the “C-4 Series”) and (v) 2016/9-VTA L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on August 24, 2013 were used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and were being amortized over the original 3 year life of the VRTP Shares. In addition, the Fund incurred costs in connection with the extension of the VRTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the year ended February 29, 2016 were $125,000,000 and 1.50%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 15—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 29, 2016, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount		Value
Barclays Bank PLC		$4,195,778	$3,272,707
Citibank, N.A.		17,777,778	17,509,867
Goldman Sachs Lending Partners LLC		4,130,991	3,961,006
Goldman Sachs Lending Partners LLC	EUR	7,000,000	7,614,953
Total			$32,358,533

Currency Abbreviations:

EUR	– Euro

37                         Invesco Dynamic Credit Opportunities Fund

NOTE 16—Dividends

The Fund declared the following dividends from net investment income subsequent to February 29, 2016:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2016	$0.075	March 14, 2016	March 31, 2016
April 1, 2016	$0.075	April 13, 2016	April 29, 2016

NOTE 17—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended February 29,		Years ended February 28,						Year ended February 29,
	2016		2015		2014		2013		2012
Net asset value per common share, beginning of period	$13.28		$13.82		$13.15		$12.37		$13.29
Net investment income(a)	0.97		0.92		0.84		0.91		0.84
Net gains (losses) on securities (both realized and unrealized)	(1.84)		(0.56)		0.73		0.77		(0.88)
Total from investment operations	(0.87)		0.36		1.57		1.68		(0.04)
Dividends from net investment income	(0.56)		(0.90)		(0.90)		(0.90)		(0.88)
Return of capital	(0.34)		—		—		—		—
Total distributions	(0.90)		(0.90)		(0.90)		(0.90)		(0.88)
Net asset value per common share, end of period	$11.51		$13.28		$13.82		$13.15		$12.37
Market value per common share, end of period	$9.97		$12.07		$12.90		$13.29		$11.62
Total return at net asset value(b)	(6.03)%		3.29%		12.65%		14.13%		0.35%
Total return at market value(c)	(10.44)%		0.57%		4.04%		23.00%		(2.36)%
Net assets applicable to common shares, end of period (000’s omitted)	$853,086		$983,798		$1,024,187		$974,021		$916,236
Portfolio turnover rate(d)(e)	88%		103%		121%		129%		132%

Ratio/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.68	%(f)(g)	2.52	%(g)	2.25	%(g)	2.09	%(g)	2.21%
Ratio of expenses excluding interest, facilities and maintenance fees	2.01	%(f)	1.96%		1.82%		1.72%		1.86%
Ratio of net investment income	7.61	%(f)	6.72%		6.28%		7.15%		6.73%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000		$125,000
Total borrowings (000’s omitted)	$265,000		$361,000		$331,000		$240,000		$232,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,691		$4,071		$4,472		$5,058		$4,949
Asset coverage per preferred share(i)	$782,469		$887,038		$919,350
Liquidating preference per preferred share	$100,000		$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $948,289.
(g)	Includes fee waivers which were less than 0.005% per share.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.

38                         Invesco Dynamic Credit Opportunities Fund

NOTE 18—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

39                         Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamic Credit Opportunities Fund (hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 29, 2016

40                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 29, 2016:

Federal and State Income Tax
Qualified Dividend Income*	0.64%
Corporate Dividends Received Deduction*	0.55%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	50%

**	The above percentage is based on income dividends paid to shareholders during the Fund’s fiscal year.

41                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			146	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2014

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent) Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			146	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2014	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	146	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company); Member of the Audit Committee, Ferroglobe PLC and Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council
David C. Arch — 1945 Trustee	1992	Chairman of Blistex Inc., a consumer health care products manufacturer	146	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
James T. Bunch — 1942 Trustee	2014	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Chairman of the Board, Denver Film Society, Chairman of the Board of Trustees, Evans Scholarship Foundation; Chairman, Board of Governors, Western Golf Association	146	Trustee, Evans Scholarship Foundation
Albert R. Dowden — 1941 Trustee	2014

Director of a number of public and private business corporations, including Nature’s Sunshine Products, Inc.

Formerly: Director, The Boss Group, Ltd. and Reich & Tang Funds (5 portfolios) (registered investment company); Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			146	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	146	None
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University and Director, Arvest Bank	146	Director of Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	2014	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	146	None
Larry Soll — 1942 Trustee	2014	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	146	None
Raymond Stickel, Jr. — 1944 Trustee	2014	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	146	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor and Executive-in-Residence, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	146	None

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC	146	Director, SunShare LLC; Trustee, Ocean Conservancy; Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses and of Colorado College; Trustee, Chair, Business and Finance Committee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010, Trustee of the Rocky Mountain Institute
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Senior Vice President	2010

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman and Director, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Senior Vice President, The Invesco Funds

Formerly: Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco AIM Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco AIM Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco PowerShares Capital Management LLC, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O.Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043	VK-CE-DCO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Troccoli and Suzanne H. Woolsey. David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert Troccoli and Suzanne H. Woolsey are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant (“Fund”), has advised the Audit Committee of the Board of Trustees of the Fund (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the Staff of the Securities and Exchange Commission, or the SEC, regarding a difference in the interpretation and application of
Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may run afoul of the Loan Rule, calling into question PwC’s independence with respect to the Fund. However, PwC’s interpretation of the Loan Rule, in light of the facts of these lending relationships, leads it to conclude that there is no violation of the Loan Rule.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not impact PwC’s application of objective judgment with respect to conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships, PwC’s interpretation of the Rule 2-01(c)(1)(ii)(A) and PwC’s representation that its independence was not impaired in conducting its audit of the Fund’s financial statements.

PwC advised the Audit Committee that it believes it is independent and it continues to have discussions with the SEC’s Staff to resolve this interpretive matter. PwC further advised the Audit Committee that this matter did not compromise or impair its objectivity in connection with its audits of the Fund’s financial statements These discussions with the Staff remain ongoing and, while PwC represented to the Audit Committee that it feels confident that PwC’s interpretation of the Loan Rule is correct, neither PwC nor the Audit Committee can be certain of the final outcome.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain periods, the Fund’s filings with the SEC which contain the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund may be required to have independent audits conducted on the Fund’s previously audited financial statements by another independent registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing potentially could have a material adverse effect on the Fund.

(a) to (d)

Fees Billed by Principal Accountant Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2016	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$69,975	N/A	$67,950	N/A
Audit-Related Fees(2)	$12,500	0%	$12,000	0%
Tax Fees(3)	$4,875	0%	$8,510	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$87,350	0%	$88,460	0%

(g) PWC billed the Registrant aggregate non-audit fees of $17,375 for the fiscal year ended 2016, and $20,510 for the fiscal year ended 2015, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the fiscal year end February 29, 2016 includes fees billed for agreed upon procedures related to line of credit compliance. Audit-Related fees for the fiscal year end February 28, 2015 includes fees billed for agreed upon procedures related to line of credit compliance.

(3)

Tax fees for the fiscal year end February 29, 2016 includes fees billed for reviewing and/or preparing tax compliance services. Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing and/or preparing tax compliance services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2016 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2016 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2015 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$634,963	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$3,750,000	0%	$0	0%

Total Fees(2)	$4,384,963	0%	$574,000	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2016 include fees billed related to reviewing controls at a service organization. Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

All Other fees for the year end 2016 include fees billed related to reviewing the operating effectiveness of strategic projects.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $9,159,785 for the fiscal year ended February 29, 2016, and $4,009,694 for the fiscal year ended February 28, 2015, for non-audit services rendered to Invesco and Invesco Affiliates.

PWC provided audit services to the Invesco Company complex of approximately $16 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, James T. Bunch, Bruce L. Crockett, Larry Soll, Raymond Stickel, Jr., Robert C. Trocolli and Suzanne H. Woolsey.
(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Policies and Procedures

for

Invesco Advisers, Inc.

I.1.       PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by Policy	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last ☑ Reviewed ☐ Revised by Compliance for Accuracy	October 6, 2015
Policy/Procedure Owner	US Compliance, Invesco US Proxy Advisory Committee, and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	October 20-21, 2015

The following policies and procedures apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A. GUIDING PRINCIPLES

Public companies hold meetings for shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company’s operations and policies without attending the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients’ best interests, which Invesco interprets to mean Clients’ best economic interests, and Invesco’s established proxy voting policies and procedures.

The primary aim of Invesco’s proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following

•

maximizing long-term value for Clients and protecting Clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

•

reflecting Invesco’s belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy Administration – In General

Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team’s view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee (“IUPAC”). The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco’s Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages. In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco’s proxy administration team, compliance and legal teams regularly communicate and review Invesco’s proxy policies and procedures to ensure that they remain consistent with Clients’ best interests, regulatory requirements, governance trends and industry best practices.

Use of Third Party Proxy Advisory Services

Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and use the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees. IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

Proxy Voting Platform and Administration

Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement. Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues. Investment professionals also use the platform to access third-party proxy research.

C. Proxy Voting Guidelines (the “Guidelines”)

The following guidelines describe Invesco’s general positions with regard to various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

•

Director performance Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

•

Auditors and Audit Committee members Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

•

Staggered Boards/Annual Election of Directors Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

•	Responsiveness of Directors Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•

Proxy access Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

•

Shareholder access On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

•

Exclusive Forum Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

•

Employee stock-purchase plans Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Proxy Constraints

In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its Clients’ proxies despite using commercially reasonable efforts to do so. Particular examples of such instances include, but are not limited to, the following:

•

When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights requires the Client to submit to “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client’s temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients’ custodians with sufficient time and information to make an informed voting decision.

•

Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.

E.	Resolving potential conflicts of interest

Firm Level Conflicts of Interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco’s proxy administration team maintains a list of all issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are not members of IUPAC.

Voting of Proxies Related to Invesco Ltd. In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.

Personal Conflicts of Interest If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.

Funds of Funds Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F. RECORDKEEPING

Invesco’s proxy administration team will be responsible for all Proxy Voting record keeping.

G.	Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco Perpetual Policy on Corporate Governance and Stewardship

Invesco Perpetual

Policy on Corporate Governance and Stewardship

Contents

Page	Section

01	1.	Introduction

01	2.	Scope

02	3.	Responsible voting

02	4.	Voting procedures

03	5.	Dialogue with companies

03	6.	Non-routine resolutions and other topics

04	7.	Evaluation of companies’ environmental, social and governance arrangements (ESG)

04	8.	Disclosure and reporting

05	9.	UK Stewardship Code

07		Appendix 1 — Voting on shares listed outside of the UK, Europe and the US

Invesco Perpetual Policy on Corporate Governance and Stewardship	01

1. Introduction

Invesco Perpetual (IP), a business name of Invesco Asset Management Limited, has adopted a clear and considered policy towards its responsibility as a shareholder on behalf of all investors in portfolios managed by them. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests look after shareholder value in their companies and comply with local recommendations and practices, such as the UK Corporate Governance Code issued by the Financial Reporting Council and the U.S. Department of Labor Interpretive Bulletins.

IP has a responsibility to optimise returns to its clients. As a core part of the investment process, IP’s fund managers will endeavour to establish a dialogue with company management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

Being a major shareholder in a company is more than simply expecting to benefit in its future earnings streams. In IP’s view, it is about helping to provide the capital a company needs to grow, about being actively involved in its strategy, when necessary, and helping to ensure that shareholder interests are always at the forefront of management’s thoughts.

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invest those sums in securities, real property and other investment assets. This is considered more appropriate than undertaking the stewardship of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies. IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies.

IP considers that shareholder activism is fundamental to good Corporate Governance. Although this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met, with a view to protecting and enhancing value for our investors in our portfolios.

Engagement will also be proportionate and will reflect the size of holdings, length of holding period and liquidity of the underlying company shares. This is because in most of IP’s investment jurisdictions, the only effective remedy of last resort available to shareholders, other than liquidating their share ownership, is the removal of directors.

2. Scope

The scope of this policy covers all portfolios that are managed by the IP investment teams located in Henley on Thames, United Kingdom and specifically excludes portfolios that are managed by other investment teams within the wider Invesco group that have their own voting, corporate governance and stewardship policies. As an example, within IP’s ICVC range the following funds are excluded: IP UK Enhanced Index, IP Hong Kong & China, IP Japanese Smaller Companies, IP Global Balanced Index, IP Global ex-UK Core Equity Index, IP Global ex-UK Enhanced Index and the IP Balanced Risk 6, 8 and 10 funds.

Invesco Perpetual Policy on Corporate Governance and Stewardship	02

3. Responsible voting

One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients in portfolios managed by them. As a result of these two factors, IP will tend to vote on all UK, European and US shares but to vote on a more selective basis on other shares. (See Appendix I – Voting on shares listed outside of the UK, Europe and the US).

IP considers that the voting rights attached to its clients’ investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman.

In voting for or against a proposal, IP will have in mind three objectives, as follows:

-	To protect the rights of its clients

-	To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

-	To protect the long-term value of its clients’ investments.

It is important to note that, when exercising voting rights, the third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a board on any particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

IP will actively exercise the voting rights represented by the shares it manages on behalf of its clients where it is granted the discretion to do so. In certain circumstances the discretion is retained by the client, where they wish to be responsible for applying their own right to vote.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as the time around a shareholder meeting.

4. Voting procedures

IP will endeavour to keep under regular review with trustees, depositaries, custodians and third party proxy voting services the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions. Although IP’s proxy voting service will provide research and recommendations for each resolution, each fund manager will cast their vote independently considering their own research and dialogue with company management.

Proxy voting research and services are currently provided by Institutional Shareholder Services (ISS), part of the RiskMetrics Group.

IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). However, IP does not currently enter into any stock lending arrangements as it believes the facility does not support active shareholder engagement.

Invesco Perpetual Policy on Corporate Governance and Stewardship	03

5. Dialogue with companies

IP will endeavour, where practicable and in accordance with its investment approach, to enter into a dialogue with companies’ management based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with company boards and senior non-Executive Directors, IP will endeavour to cover any matters of particular relevance to investee company shareholder value.

Those people on the inside of a company, most obviously its executives, know their businesses much more intimately. Therefore, it is usually appropriate to leave strategic matters in their hands. However, if that strategy is not working, or alternatives need exploring, IP will seek to influence the direction of that company where practicable. In IP’s view, this is part of its responsibility to investors, where possible, in shaping strategy. Ultimately the business’ performance will have an impact on the returns generated by IP’s portfolios, whether it is in terms of share price performance or dividends, and IP wants to seek to ensure that the capital IP has invested on behalf of its clients is being used as effectively as possible. In the majority of cases IP is broadly in agreement with the direction of a company that it has invested in, as its initial decision to invest will have taken these factors into account. But these issues demand regular review, which can only be achieved through company meetings.

The building of this relationship facilitates frank and open discussion, and on-going interaction is an integral part of the fund manager’s role. The fact that IP has been a major shareholder in a number of companies for a long time, in particular within its domestic UK portfolios, reflects both the fact that IP’s original investments were based on a joint understanding of where the businesses were going and the ability of the companies’ management to execute that plan. Inevitably there are times when IP’s views diverge from those of the companies’ executives but, where possible, it attempts to work with companies towards a practical solution. However, IP believes that its status as part-owner of companies means that it has both the right and the responsibility to make its views known. The option of selling out of those businesses is always open, but normally IP prefers to push for change, even if this can be a slow process.

Specifically when considering resolutions put to shareholders, IP will pay attention to the companies’ compliance with the relevant local requirements. In addition, when analysing companies’ prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

-	Nomination and audit committees

-	Remuneration committee and directors’ remuneration

-	Board balance and structure

-	Financial reporting principles

-	Internal control system and annual review of its effectiveness

-	Dividend and Capital Management policies

-	Socially Responsible Investing policies

6. Non-routine resolutions and other topics

These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such proposals would be all political donations and any proposal made by a shareholder or body of shareholders (typically a pressure group).

Apart from the three fundamental voting objectives set out under ‘Responsible Voting’ above, considerations that IP might apply to non-routine proposals will include:

-	The degree to which the company’s stated position on the issue could affect its reputation and/ or sales, or leave it vulnerable to boycott or selective purchasing

-	Peer group response to the issue in question

-	Whether implementation would achieve the objectives sought in the proposal

-	Whether the matter is best left to the Board’s discretion.

Invesco Perpetual Policy on Corporate Governance and Stewardship	04

7. Evaluation of companies’ environmental, social and governance arrangements

At IP, each fund manager is individually responsible for environmental, social and governance (ESG) matters, rather than utilising ESG professionals or an internal / external discrete team independent from the fund management process. ESG issues are deemed as an essential component of the fund manager’s overall investment responsibilities. Additionally, fund managers may call on the support of the IP Investment Management Operations team on any ESG matter.

As mentioned in Section 5, company meetings are an integral part of IP’s investment research approach and discussions at these meetings include all matters that might affect the share price, including ESG issues.

IP’s research is structured to give it a detailed understanding of a company’s key historical and future, long-term business drivers, such as demand for its products, pricing power, market share trends, cash flow and management strategy. This enables IP’s investment teams to form a holistic opinion of management strategy, the quality of the management, an opinion on a company’s competitive position, its strategic advantages/ disadvantages, and corporate governance arrangements, thus incorporating any inherent ESG issues.

IP will, when evaluating companies’ governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors brought to its attention.

8. Disclosure and reporting

Although IP acknowledges initiatives of transparency, it is also very aware of its fiduciary duty and the interests of all investors in portfolios managed by them. As such, IP is very cognisant that disclosure of any meeting specific information may have a detrimental effect in its ability to manage its portfolios and ultimately would not be in the best interests of all clients. Primarily, this is for investor protection and to allow IP’s fund managers to manage their portfolios in the interests of all its clients.

Although IP does not report specific findings of company meetings for external use, it will seek to provide regular illustrations to demonstrate that active engagement is at the heart of its investment process.

For clients with individual mandates, (i.e. not invested in a fund), IP may discuss specific issues where it can share details of a client’s portfolio with that specific client. Occasionally, where IP has expressed strong views to management over matters of governance, those views have gained media attention, but IP will never seek to encourage such debates in the media.

On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that:

-	In IP’s view, it does not conflict with the best interests of other investors; and

-	It is understood that IP will not be held accountable for the expression of views within such voting instructions and

-	IP is not giving any assurance nor undertaking nor has any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding three months will not normally be provided for activities within the funds managed by IP

Note:

The record of votes will reflect the voting instruction of the relevant fund manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

Invesco Perpetual Policy on Corporate Governance and Stewardship	05

9. The UK Stewardship Code

The UK Stewardship Code (the Code) issued by the Financial Reporting Council (FRC) aims to enhance the quality of engagement between institutional investors and companies to help improve long-term returns to shareholders and the efficient exercise of governance responsibilities. The Code sets out seven principles, which support good practice on engagement with UK investee companies and to which the FRC believes institutional investors should aspire. The Code is applied on a ‘comply or explain’ approach. IP sets out below how it complies with each principle or details why it chooses not to.

Principle 1

Institutional investors should publicly disclose their policy on how they will discharge their stewardship responsibilities.

IP complies with Principle 1 and publishes the Invesco Perpetual Policy on Corporate Governance and Stewardship, which sets out how it will discharge its stewardship responsibilities, on the ‘About us’ page on its website:

The following is a summary:

IP primarily defines stewardship as representing the best interests of clients in its fiduciary role as a discretionary asset manager (not asset owner) and as an institutional shareholder, i.e. an organization which pools large sums of money and invest those sums in securities, and other investment assets. This is considered more appropriate than undertaking the stewardship of investee companies, which we believe should always remain the responsibility of the directors and executives of those companies. IP may at times seek to influence strategies of investee companies, where appropriate, on behalf of its clients, but IP will never seek to be involved in the day to day running of any investee companies. As a result, in the interests of the beneficiaries of the assets under its management, IP will engage with investee companies on strategy, share value performance, risk, capital structure, governance, culture, remuneration and other significant matters that may be subject to voting in a general meeting and of proportional interest in terms of value discovery in a business.

Principle 2

Institutional investors should have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

IP complies with Principle 2 by meeting its regulatory requirement of having an effective Conflicts of Interest Policy. Any conflicts of interest arising through its stewardship of investee companies will be handled in accordance with that policy.

In respect of stewardship, IP anticipates the opportunity for conflicts arising would be limited, e.g. where it invests in a company that is also a broker (i.e. dealing) of, or client of IP.

This Invesco UK Conflicts of Interest Policy is available on request and covers potential conflicts of interest in relation to stewardship. The Conflicts of Interest Policy defines a conflict of interest as ‘a situation where there is a material risk of damage to the interests of a client arising because of the interests of Invesco and our clients differ and any client and those of another client differ.’ As UK Stewardship is carried out in our clients’ interests, there are limited opportunities for conflicts of interest arising and, where they do, these are managed appropriately.

Principle 3

Institutional investors should monitor their investee companies.

As an active shareholder, IP complies with Principle 3. Through its investment process, fund managers endeavour to establish on a proportionate basis, on-going dialogue with company management and this is likely to include regular meetings. In discussions with company boards and senior non-Executive Directors, IP will explore any concerns about corporate governance where these may impact on the best interests of clients, together with any other matters of particular value to shareholders.

Meeting company boards of investee companies is a core part of IP’s investment process and IP is committed to keeping records of all future key engagement activities. As part of the engagement process IP fund managers may choose to be made insiders (i.e. to be made privy to material, non-public information) to protect and/or enhance investor value. In such circumstances they will follow IP’s regulatory required policy and processes to mitigate against market abuse, principally by systematically blocking any trading in insider securities.

When casting votes on behalf of investors, IP keeps detailed records of all instructions given in good faith to third parties such as trustees, depositories and custodians. Although the rationale for voting in a particular manner is not automatically captured through the voting process, the individually responsible fund manager would be expected to be able to clearly articulate their decision whenever required.

Invesco Perpetual Policy on Corporate Governance and Stewardship 9. The UK Stewardship Code	06

Principle 4

Institutional investors should establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

IP complies with Principle 4 with its fund managers managing corporate governance matters independently being a key part of their investment process to protect and add value on behalf investors. Initially any issues/concerns would be raised by its fund managers through IP’s process of on-going dialogue and company meetings. On occasions that a fund manager believes an issue is significant enough to be escalated, this will be done through IP’s Chief Investment Officer (CIO) and the IP Investment Management Operations team who will ensure the relevant internal resources are made available to support the fund manager in securing the most appropriate outcome for IP’s clients.

Principle 5

Institutional investors should be willing to act collectively with other investors where appropriate.

IP is supportive of collective engagement in cases where objectives between parties are mutually agreeable, there are no conflicts of interest and, as they pertain to the UK market, are not in breach of ‘concert party’ rules. Other shareholders can engage directly with the relevant fund manager or through an investment adviser. Alternatively, enquiries can be directed to any of the below:

-	Stuart Howard — Head of IP Investment Management Operations

-	Dan Baker — IP Investment Management Operations Manager

-	Charles Henderson — UK Equities Business Manager

Principle 6

Institutional investors should have a clear policy on voting and disclosure of voting activity.

As detailed in Section 3, IP is committed to voting on all the UK (together with European and US) stocks it holds for its underlying investors and where it has the full discretion to do so. Whilst comprehensive records of IP’s voting instructions are maintained, IP does not report specifically on its voting activity. Whilst being mindful of its fiduciary duty and the interest of all investors, IP believes that automatic public disclosure of its voting records may have a detrimental effect on its ability to manage its portfolios and ultimately would not be in the best interest of all clients.

On specific requests from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to limitations detailed in Section 8.

IP uses ISS to process its voting decisions and the ABI’s IVIS service for research for UK securities. Its instructions to ISS include a default instruction to vote with management, which is used only on the rare occasion when instructions are not successfully transmitted to ISS. IP will also consider the need to attend and vote at general meetings if issues prevent the casting of proxy votes within required time limits.

IP does not enter into stock lending arrangements which might impact the voting process.

Principle 7

Institutional investors should report periodically on their stewardship and voting activities.

IP complies with Principle 7 through a commitment to provide regular illustrations of its engagement activities and to respond to voting record requests from investors in its portfolios on an individual basis.

Although IP does not report specific findings of company meetings for external use, we will seek to provide illustrations to demonstrate that active engagement is at the heart of its investment process. On request from investors, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians subject to certain limitations outlined in Section 8. Although the rationale for its voting decision is not captured through the voting process, individual fund managers would be expected to articulate their decision whenever required.

IP currently does not obtain an independent opinion on its engagement and voting processes as it believes any value for its clients from such an opinion is outweighed by the costs of obtaining such an opinion. There is also no material demand from clients to provide such an independent assurance.

Invesco Perpetual Policy on Corporate Governance and Stewardship	07

Appendix 1

Voting on shares listed outside of the UK, Europe and the US

When deciding whether to exercise the voting rights attached to its clients’ shares listed outside of the UK, Europe and the US, IP will take into consideration a number of factors. These will include the:

-	Likely impact of voting on management activity, versus the cost to the client

-	Portfolio management restrictions (e.g. share blocking) that may result from voting

-	Preferences, where expressed, of clients

Generally, IP will vote on shares listed outside of the UK, Europe and the US by exception only, except where the client or local regulator expressly requires voting on all shares.

Note: Share blocking

Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

Important information

As at 8 July 2014.

For more information on our funds, please refer to the most up to date relevant fund and share class-specific Key Investor Information Documents, the Supplementary Information Document, the ICVC ISA Key Features and Terms & Conditions, the latest Annual or Interim Short Reports and the latest Prospectus. This information is available using the contact details shown.

Telephone calls may be recorded.

The value of investments and any income will fluctuate (this may partly be the result of exchange rate fluctuations) and investors may not get back the full amount invested.

Where Invesco Perpetual has expressed views and opinions, these may change.

Invesco Perpetual is a business name of Invesco Asset Management Limited. Authorised and regulated by the Financial Conduct Authority.

Invesco Asset Management Limited

Registered in England 949417

Registered office Perpetual Park, Perpetual Park Drive, Henley-on-Thames,

Oxfordshire, RG9 1HH, UK.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Nuno Caetano, Portfolio Manager, who has been responsible for the Fund since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	$500,001 - $1,000,000
Nuno Caetano	None	N/A	None
Philip Yarrow	None	N/A	$100,001 - $500,000

Assets Managed

The following information is as of February 29, 2016 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	4	$7,286.1	4	$6,059.5	38	$11,823.9
Nuno Caetano	4	$7,286.1	4	$6,059.5	None	None
Philip Yarrow	4	$7,286.1	4	$6,059.5	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco[2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group
Invesco- U.S. Real Estate Division[2,3] Invesco Senior Secured[2,4]	Not applicable
Invesco Canada[2]	One-year performance against Fund peer

1 Rolling time periods based on calendar year-end.

2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

3 Portfolio Managers for Invesco Global Infrastructure Fund, Invesco Global Real Estate Fund, Invesco MLP Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

4 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

group Three- and Five-year performance against entire universe of Canadian funds
Invesco Japan[5]	One-, Three- and Five-year performance
Invesco PowerShares[6]	Not applicable

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco PowerShares, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

5 Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

6 Portfolio Managers for Invesco PowerShares base their bonus on Invesco results as well as growth in net operating profits of Invesco PowerShares.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     Invesco Dynamic Credit Opportunities Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 12, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 12, 2016

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.